UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - November 19, 2004


                             MTM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         New York                     0-22122                   13-3354896
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

     850 Canal Street, Stamford, Connecticut                      06902
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     (Address of principal executive offices)                   (zip code)


   Registrant's telephone number, including area code   -   203-975-3700
                                                            ------------

                                      N/A
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 19, 2004, at the Registrant's Annual Meeting of Shareholders, the shareholders of the Registrant approved an amendment, effective immediately, to the Registrant's 2004 Equity Incentive Plan, which the Registrant's shareholders initially approved on May 20, 2004 (the "Incentive Plan"). The amendment increases the number of the Registrant's Common Stock available for issuance under the Incentive Plan from 2,000,000 to 3,000,000.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MTM TECHNOLOGIES, INC.
                                           -----------------------
                                           (Registrant)

                                           By: /s/ Francis J. Alfano
                                               ------------------------
                                               Francis J. Alfano, Chief
                                               Executive Officer


November 26, 2004


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